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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington D.C. 20549
                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                 AUGUST 16, 1995
                                 ---------------
                                (AUGUST 16, 1995)
                                -----------------

                                 Date of Report
                        (Date of earliest event reported)

                                  HBO & COMPANY
                                  -------------
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                                    --------
                 (State or other jurisdiction of incorporation)


          0-9900                                       37-0986839
  ------------------------                   ---------------------------------
  (Commission File Number)                   (IRS Employer Identification No.)

     301 PERIMETER CENTER NORTH
             ATLANTA, GA                                                30346
  ----------------------------------------                           ----------
  (Address of principal executive offices)                           (Zip Code)

                                 (404) 393-6000
               --------------------------------------------------
               Registrant's telephone number, including area code




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ITEM 5. OTHER EVENTS

In connection with the previously announced proposed acquisition of CliniCom Incorporated (CliniCom) by HBO & Company (HBOC), the pro forma financial information described below is hereby filed. The pro forma financial information also gives effect to the recent acquisition of the Health Services Group (HSG) of First Data Corporation (FDC) by HBOC.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)  FINANCIAL STATEMENTS OF BUSINESS PROPOSED TO BE ACQUIRED.

The following financial statements of CliniCom are attached as Exhibits 99(a) through 99(f):

          CliniCom Incorporated Condensed Balance Sheets, Condensed Statements of Operations, Condensed Statements of Cash Flows and Notes to Condensed Financial Statements for the quarters ended June 30, 1995, March 31, 1995, September 30, 1994, June 30, 1994, and March 31, 1994.

          CliniCom Incorporated Report of Independent Public Accountants; Balance Sheets as of December 31, 1994 and 1993; Statements of Operations, Statements of Stockholders' Equity and Statements of Cash Flows for each of the three years ended December 31, 1994 and Notes to Financial Statements.

(b)  PRO FORMA FINANCIAL INFORMATION.

The following pro forma financial information is attached as Exhibit 99(g):

     HBO & Company Pro Forma Combined Income Statements for the Six Months Ended June 30, 1995, and the Year Ended December 31, 1994, HBO & Company Pro Forma Combined Balance Sheets at June 30, 1995 and HBO & Company Notes to Pro Forma Combined Financial Statements.











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(c)  EXHIBITS.

EXHIBIT                                                                    PAGE

2      Agreement of Merger by and among HBO & Company, HBO &               5
Company of Georgia, and CliniCom Incorporated, dated July 14, 1995.

23     Consent of Arthur Andersen LLP.                                     38

99(a)  CliniCom Incorporated Condensed Balance Sheets, Condensed           39
Statements of Operations, Condensed Statements of Cash Flows and
Notes to Condensed Financial Statements for the quarter ended June
30, 1995.

99(b)  CliniCom Incorporated Condensed Balance Sheets, Condensed           47
Statements of Operations, Condensed Statements of Cash Flows and
Notes to Condensed Financial Statements for the quarter ended March
31, 1995.

99(c)  CliniCom Incorporated Report of Independent Public Accountants;     55
Balance Sheets as of December 31, 1994 and 1993; Statements of
Operations, Statements of Stockholders' Equity and Statements of
Cash Flows for each of the three years ended December 31, 1994 and Notes to Financial Statements.

99(d)  CliniCom Incorporated Condensed Balance Sheets, Condensed           75
Statements of Operations, Condensed Statements of Cash Flows and
Notes to Condensed Financial Statements for the quarter ended
September 30, 1994.

99(e)  CliniCom Incorporated Condensed Balance Sheets, Condensed           84
Statements of Operations, Condensed Statements of Cash Flows and
Notes to Condensed Financial Statements for the quarter ended June
30, 1994.

99(f)  CliniCom Incorporated Condensed Balance Sheets, Condensed           93
Statements of Operations, Condensed Statements of Cash Flows and
Notes to Condensed Financial Statements for the quarter ended March
31, 1994.

99(g)  HBO & Company Pro Forma Combined Income Statements, Pro             102
Forma Combined Balance Sheets and Notes to Pro Forma Combined
Financial Statements.



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        HBO & COMPANY
                                        (Registrant)

Date:  August 16, 1995                  /s/ Jay P. Gilbertson
                                        ---------------------------------
                                        Jay P. Gilbertson
                                        Vice President - Finance,
                                        Chief Financial Officer
                                        Treasurer and Assistant Secretary